Exhibit 99.1

Investor Presentation February 2023

Disclaimer

This presentation has been designed to provide general information about Texas Pacific Land Corporation and its subsidiaries ("TPL" or the "Company"). Any information contained or referenced herein is suitable only as an introduction to the Company. The recipient is strongly encouraged to refer to and supplement this presentation with information the Company has filed with the Securities and Exchange Commission ("SEC").

The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation, and nothing contained herein is, or shall be, relied upon as a promise or representation, whether as to the past or to the future. This presentation does not purport to include all of the information that may be required to evaluate the subject matter herein and any recipient hereof should conduct its own independent analysis of the Company and the data contained or referred to herein.

Unless otherwise stated, statements in this presentation are made as of the date of this presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date. TPL reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. The Company disclaims any obligations to update the data, information or opinions contained herein or to notify the market or any other party of any such changes, other than required by law.

Industry and Market Data

The Company has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. The Company shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Some of the data included in this presentation is based on TPL's good faith estimates, which are derived from TPL's review of internal sources as well as the third party sources described above. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and TPL's use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names.

Forward-looking Statements

This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws that are based on TPL's beliefs, as well as assumptions made by, and information currently available to, TPL, and therefore involve risks and uncertainties that are difficult to predict. These statements include, but are not limited to, statements about strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements that are not historical facts. When used in this document, words such as "anticipate," "believe," "estimate," "expect," "intend," "plan" and "project" and similar expressions are intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we may be unable to achieve these plans, intentions or expectations and actual results, performance or achievements may vary materially and adversely from those envisaged in this document. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see TPL's annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC. The tables, graphs, charts and other analyses provided throughout this document are provided for illustrative purposes only and there is no guarantee that the trends, outcomes or market conditions depicted on them will continue in the future. There is no assurance or guarantee with respect to the prices at which the Company's common stock will trade, and such securities may not trade at prices that may be implied herein.

TPL's forecasts and expectations for future periods are dependent upon many assumptions, including the drilling and development plans of our customers, estimates of production and potential drilling locations, which may be affected by commodity price declines, the severity and duration of the COVID-19 pandemic and related economic repercussions or other factors that are beyond TPL's control.

These materials are provided merely for general informational purposes and are not intended to be, nor should they be construed as 1) investment, financial, tax or legal advice, 2) a recommendation to buy or sell any security, or 3) an offer or solicitation to subscribe for or purchase any security. These materials do not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on the merits of any investment decision. Although TPL believes the information herein to be reliable, the Company and persons acting on its behalf make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes, safe as provided for by law, and the Company expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Non-GAAP Financial Measures

In addition to amounts presented in accordance with generally accepted accounting principles in the United States of America ("GAAP"), this presentation includes certain supplemental non-GAAP measurements. These non-GAAP measurements are not to be considered more relevant or accurate than the measurements presented in accordance with GAAP. In compliance with requirements of the SEC, our non-GAAP measurements are reconciled to net income, the most directly comparable GAAP performance measure. In this presentation, TPL utilizes earnings before interest, taxes, depreciation and amortization ("EBITDA"), Adjusted EBITDA and free cash flow ("FCF"). TPL believes that EBITDA, Adjusted EBITDA and FCF are useful supplements as an indicator of operating and financial performance. EBITDA, Adjusted EBITDA and FCF are not presented as an alternative to net income and they should not be considered in isolation or as a substitute for net income. See Appendix for a reconciliation of these non-GAAP measures to net income, the most directly comparable financial measure calculated in accordance with GAAP.

NYSE: TPL 2

The Permian Basin "ETF"
NYSE: TPL

"Best Year in TPL History"

Positioned to capture upside

$592 Million

2022 Adjusted EBITDA[1]

Efficient conversion of revenues to cash

$452 Million

2022 Free Cash Flow[1]

Balance Sheet Strength[2]

No Debt

Cash Balance of

$511 Million

100% Texas Permian Exposure

Diversified Revenue Streams:

Royalties, Water, and Surface

~23,700

Core Permian Net Royalty Acres[3]

~874,000

Surface Acres

~220%

Production Growth since 2018[4]

~14 Years

Inventory Below $40/bbl Breakeven[5]

Robust Inventory[6] of

584 DUCs

and

338 Permits

Source: Company data and Enverus.
(1) Adjusted EBITDA and Free Cash Flow are non-GAAP measures. See Appendix for reconciliations of these non-GAAP measures to net income.
(2) Balance sheet as of 12/31/22.
(3) Net royalty acres defined as gross royalty acres (533,260) in-basin multiplied by the average royalty per acre (4.4%).
(4) Increase in daily average net well production from 1Q'18 to 4Q 2022.
(5) Based on total inventory with a breakeven oil price less than $40/bbl divided by FY 2022 spuds.
(6) As of 12/31/22 per Enverus and internal TPL estimates.

NYSE: TPL 3

Unique Exposure to Full Permian Development Chain

TPL Business Overview

SLEM
- TPL surface generates multiple income streams from Oil & Gas activities, Renewables, Grazing and Hunting leases

Royalties
- TPL owns an average 4.4% revenue interest across ~533,260 gross royalty acres in the Permian Basin

TPWR
- TPWR provides brackish and treated water for well completions and facilitates produced water disposal

FY 2022 TPL Revenue



24%
8%
$667mm
68%
Royalties
SLEM
Water

Business Flow Overview

Surface
- ✓ Ownership of right of way
- ✓ Ownership of groundwater and subsurface injection rights
- ✓ High margins with no capital

Provides ease of access

Royalties
- ✓ Assets located in the core of the Permian
- ✓ No capex or opex burden for organic production and cash flow growth
- ✓ Real ownership of assets underlying cash flow generation
- ✓ Demand for water disposal services and locations on TPL surface has significantly out-paced the rest of the Permian

Water
- ✓ Provides operational solutions across sourcing and disposal
- ✓ Disposal comprises significant portion of operator LOE
- ✓ Royalty stream with limited capex requirements to capture additional value

Allows continued development

Maximize Surface Ownership to Operate Profitable Water Business that Facilitates Development of Royalty Acreage

Source: Company data.

Reporting Segments:
- = Land and Resource Management
- = Water Services and Operations

NYSE: TPL | 4

| 5 NYSE: TPL 19% 11% 8% 11% 9% 3% 9% 7% 3% 2% 4% 14% 38.8% 21.6% 19.5% 11.1% 9.0% Net Wells (2) : 72.4 Royalty Interest Overview Land and Resource Management Net Royalty Position and Rigs Running on Core TPL Acreage Source: Company data and Enverus as of 12/31/22. Note: Rigs on TPL based on intersect of well - lateral centroid on TPL Royalty Acreage DSUs. Rig counts include active Horizontal , Directional and Unclassified rigs per Enverus Rig Analytics. (1) Net royalty acres defined as gross royalty acres (~533,260) multiplied by the average royalty per acre (4.4%) as of 4Q 2022. (2) Includes net 57.7 PDP, 7.4 DUCs, 2.3 Completed and 5.0 Permitted wells (represents only horizontal locations) as of 12/31/22. NRA (1) : ~23,700 Net Royalty Acres Distribution Key Operators with a Permian Focus Other Northern Delaware Southeast Delaware Southwest Delaware Midland Other Royalty Acreage (~533,260 Gross Royalty Acres / ~23,700 Net Royalty Acres) Combined Royalty & Surface Acreage Active Rigs on TPL Royalty (42 Rigs – 27 Delaware, 15 Midland) Active Permian Rigs (340 Rigs – 188 Delaware, 137 Midland, 15 Other) Surface Acreage (~874,000 acres)

| 6 NYSE: TPL x High Margin, Fixed - fee Revenue Streams x Strong Performance Through Commodity Price Fluctuations Exposed to Diverse Client Base Required to Utilize TPL Surface / Water Source: Company data and Bloomberg as of 12/31/22. (1) Relationships established through surface operations and/or water sourcing / produced water. Existing Relationship with TPL (1) Other Permian Operators Drill on TPL NRA TPL has Existing Relationships with Over 90% of the Top E&P and also Blue - Chip Midstream Companies E&P Companies on TPL Midstream Companies on TPL Market Cap (in $ billions) Permian Private Operators

| 7 NYSE: TPL 80% 20% 83% 17% $40 $80 $160 $234 $188 $278 $452 3.3 5.1 8.8 13.7 16.2 18.6 21.3 0 100 200 300 400 500 600 700 2016 2017 2018 2019 2020 2021 2022 Free Cash Flow Net Production (mboe/d) Business Segments Overview Adjusted EBITDA FY 2022 $452mm Free Cash Flow $592mm Production and Free Cash Flow Growth ($ in millions, unless specified) Water Services and Operations Land and Resource Management Water Services and Operations Land and Resource Management Source: Company data. Note: Free Cash Flow and Adjusted EBITDA are non - GAAP measures. See Appendix for reconciliations of these non - GAAP measures to net income. Land and Resource Management values inclusive of land - related surface and easement income. Water Services and Operations values inclusive of water - related surface and easement income.

History of TPL

1888
Texas & Pacific Railway bankruptcy leads to the formation of Texas Pacific Land Trust, where all land assets were placed.

1927
TPL listed on NYSE. TPL is among the few Depression Era companies that continue trading today, almost a century later.

1954
The mineral estate under TPL's land was spun-off to its shareholders under a new company named TXL Oil. TPL reserved an NPRI under certain tracts of land[1].

2001
Chevron acquired Texaco for $36 billion, and now performs as an operator across a large portion of TPL's Permian position.

2015
Rapid development across much of TPL's acreage leads to increased royalty revenues for the Trust.

2019
Conversion Committee formed to evaluate if the Trust should convert into a C-corporation.

1871 - 1888	1889 - 2010	2011 - Present

1871
Texas & Pacific Railway is created and was granted ~3.5 million acres of land from the State of Texas.

1920's
Texas and Pacific Abrams #1 becomes the first well to produce oil from the Permian Basin, and a few years later, the first oil pipeline is built in the basin.

1962
Texaco purchased TXL Oil which at the time held over 2 million undeveloped acres in west Texas.

2010's
The Permian Basin begins to grow production as unconventional development unlocks tremendous additional reserves.

2017
TPL forms Texas Pacific Water Resources LLC ("TPWR")[2].

2021
TPL's reorganization to a C-Corp is completed

Source: Company data.
(1) A fixed 1/16 NPRI was reserved under all lands held by the primary term of an oil and gas lease and a fixed 1/128 NPRI under all lands held by production.
(2) TPWR is a 100% wholly owned subsidiary of TPL.

NYSE: TPL | 8

| 9 NYSE: TPL Key Investment Highlights Sustained Profitability and Pristine Balance Sheet Focus on Return On and Of Capital ETF of the Permian Basin Positioned to capture upside ■ Largest royalty company with 100% of acreage located in Texas Permian Basin ■ Three high - margin revenue streams linked to the development intensity of the Permian – multiple “ways to win” ■ Unparalleled position consisting of ~23,700 net royalty acres (“NRAs") (2) and ~874,000 surface acres ■ TPL interest is focused in the Delaware Basin where rig count represents ~25% of total horizontal rigs across the U.S. ■ TPL returned over $335mm to shareholders 2022 ■ Paid $20.00/share special dividend during 2Q 2022; most recent declared quarterly regular dividend of $3.25/share ■ Repurchased ~$88 million of common stock 2022 ■ 2022 Adjusted EBITDA (1) margin of 89% ■ Minimal capex for organic royalty or land business growth; moderate capex for water ■ No debt and cash balance of $511 million as of 12/31/2022 ■ Significant undeveloped potential: only ~14% of royalty acreage is developed with ~19,000 gross undeveloped locations (3) ■ High concentration in what TPL believes is best part of Permian, with ~14 years of inventory under $40/bbl breakeven (4) ■ Water business continues to capitalize on opportunities to expand market share leading to future long - term growth ■ Surface in frontier areas provides upside as development core expands with enhanced D&C and technology Source: Company data, Bloomberg, Baker Hughes, and Enverus as of 12/31/22. (1) See Appendix for reconciliations of non - GAAP financial measures to their most directly comparable GAAP measures. (2) Net royalty acres defined as gross royalty acres (~533,260) multiplied by the average royalty per acre (4.4%). (3) As of 12/31/22 per Enverus and TPL internal estimates. Gross drilling locations based on an average lateral length of 6,975 as per the expected DSU. (4) Based on total inventory with a breakeven oil price less than $40/bbl divided by FY 2022 net spuds. Synergistic Business Segments ■ Ownership of surface provides right - of - way for continued development across TPL’s footprint ■ Rights to water and ability to promote operational solutions promotes further growth of the royalty business ■ Upside exposure to water disposal revenues as Delaware Basin production growth persists Significant Upside ■ $592 million in Adjusted EBITDA (1) for 2022 ■ 21.3 mboe /d 2022 average daily royalty production ■ $667 million in total revenue for 2022 ■ $157 million in revenue for 2022 from water sales and produced water royalties

| 10 NYSE: TPL – 1,000 2,000 3,000 4,000 5,000 6,000 7,000 – $100 $200 $300 $400 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Cumulative Horizontal Well Count Since 2016 (3) Cumulative SLEM Revenue since 2016 (2) SLEM Revenue Well Count x Extensive position allows our surface to benefit from development occurring on and adjacent to TPL land ▪ Since 2018, SLEM revenue has represented ~13% of total TPL revenues (1) ▪ Generates majority of its surface revenue from easements related to pipeline infrastructure ▪ Generates lease and material (caliche) sales revenues x Majority of easements have 30+ year term but subsequently renew every ten years with an additional payment (initial fee plus ~15%) Generates Multiple Long - Term Income Streams with No Opex TPL Has Averaged ~$60,000 in SLEM Revenue for Every Well Drilled On and Surrounding its Core Permian Surface Position The TPL Surface Position Can’t be Replicated Amongst Royalty and Water Companies ~874,000 Surface Acres With a Concentration in Core Permian Areas Surface procurement TPL Caliche Pad E&P Lease Road to Operations on non - TPL Surface TPL Caliche Pit E&P Oil & Gas Facility on TPL Surface Solar Farm on TPL Surface TPL Caliche Pad TPL Caliche Pad SWD on non - TPL Surface Non - TPL Surface Acreage TPL Surface SWD on TPL Surface E&P Oil & Gas Facility on non - TPL Surface T h e The picture can't be display ed. T h TPL SLEM Revenue Tracks the Region’s Well Count Source: Company data and Enverus. (1) Total revenue adjusted to exclude one - time land swap of $22mm in 2019 and one - time land / royalty sales of $100mm and $19mm in 2 019 and 2018, respectively. (2) SLEM revenue represents TPL’s cumulative easements and other surface related income from 1/1/16 through 12/31/22 for Land an d Resource management segment. (3) Cumulative horizontal well count per Enverus in TPL’s Northern Delaware Region (~950,000 acres) and TPL’s Midland Region (~2 50,000 acre region around TPL’s surface in East Ector, Midland, Upton and Glasscock Counties). Surface Leases, Easements and Material Sales (“SLEM”)

| 11 NYSE: TPL Water Resources Asset Overview Water Services and Operations Source: Company data and Enverus. Note: TPL does not operate any water disposal wells. (1) Water oil ratio (“WOR”) defined as the ratio of 12 - month cumulative water production to 12 - month cumulative oil production. (2) Revenue received both on and off TPL surface based on existing contracts. Disposed Water Volume Growth Sustained by Highest WOR Areas Sourced Water Business Driven by High Fluid Intensity Areas Update Salt Water Disposal Wells TPL Water Sourcing Infrastructure Water Oil Ratio (1) 4:1

| 12 NYSE: TPL $- $20 $40 $60 $80 $100 $120 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Growth Strategy and Competitive Advantage Water Services and Operations Produced Water Royalties Stability Through the Cycle Significant Acreage Dedicated to TPL Disposal Royalties Source: Company data and Bloomberg. ($ in millions) Royalty Based Business Model Captures Increased Disposal Volumes in Northern Delaware Focus Area Despite 2020’s challenging back drop of COVID - 19 and oil price weakness, TPL’s produced water royalty business generated resilient revenues ■ Current and future wells drilled within TPL’s ~450,000 - acre dedication provide a significant base for disposal royalty growth in the future ■ In addition, TPL collects royalties on significant disposal volumes that are produced outside the contracted acreage but brought into TPL’s associated systems for disposal providing additional growth opportunities in the future LEA EDDY Over 70% or ~450,000 acres in TPL’s core northern Delaware region is dedicated to systems where TPL has disposal royalties Core N. Delaware Region ~610,000 acres TPL Surface Acreage ~245,000 acres Produced water royalties ($MM) WTI Cushing Oil price ($/ bbl ) Produced water royalties ($mm) WTI Cushing ($/ bbl )

TPL is a Market Leader for Water in the Northern Delaware
Water Services and Operations

Delaware Produced Water Volumes of ~2,000 mbbls/d at ~$0.10/bbl[(1)]
Total Produced Water Volumes of ~2,080 mbbls/d at ~$0.10/bbl[(1)]



TPL's Established Footprint Allows Optionality with SWD Operators to Negotiate Increased Economics
Produced Volumes (mbbls / day)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
–
60%
50%
40%
30%
20%
10%
0%
TPWR Capture Rate
2018 Average Capture Rate
2019 Average Capture Rate
2020 Average Capture Rate
2021 Average Capture Rate
2022 Average Capture Rate
Jan-18
Jul-18
Jan-19
Aug-19
Feb-20
Sep-20
Mar-21
Sep-21
Apr-22
Oct-22
Northern Delaware Region Volumes (Estimated)(1)
TPL Northern Delaware Volumes (Actuals)

Delaware Sourced Water Volumes of ~241 mbbls/d at ~$0.62/bbl[(2)]
Total Sourced Water Volumes of ~328 mbbls/d at ~$0.60 / bbl[(2)]



Provides Irreplaceable Additional Upside as Aquifer Runs Underneath TPL Land
Completions Volumes (mbbls / day)
2,500
2,000
1,500
1,000
500
–
40%
35%
30%
25%
20%
15%
10%
5%
0%
TPWR Capture Rate
2018 Average Capture Rate
2019 Average Capture Rate
2020 Average Capture Rate
2021 Average Capture Rate
2022 Average Capture Rate
Jan-18
Jul-18
Jan-19
Aug-19
Feb-20
Sep-20
Mar-21
Sep-21
Apr-22
Oct-22
Northern Delaware Region Volumes (Estimated)(2)
TPL Northern Delaware Volumes (Actuals)

Royalty Based Business Model Captures Increased Sourcing and Disposal Volumes in Northern Delaware Focus Area

Source: Company data and Enverus as of 12/31/22.
Note: Northern Delaware Region is defined as approximately 1,400,000 acres surrounding TPL's Northern Delaware Surface position including ~900,000 acres in Texas and ~500,000 acres in Southern New Mexico.
Capture rate defined as TPL volumes as a percentage of total volumes in the Northern Delaware Region. Regional water volumes based on Enverus estimated WOR, historic oil production and Enverus oil type curves. Historic volumes represent horizontal wells turned to production since TPWR formation in Jun. 2017.
(1) TPL data is the average for 4Q 2022; Regional produced water volumes based on Enverus estimated water production from wells drilled since TPWR formation (Jun. 2017) shown through 4Q 2022 based on available data.
(2) TPL data is the average sourced + treated volumes for 4Q 2022. Regional sourced /treated water demand based on Enverus reported well fluid intensity volumes for wells completed in the Northern Delaware Region shown through 4Q 2022 based on available data.

NYSE: TPL 13

| 14 NYSE: TPL 0.4 0.6 1.1 1.8 2.1 2.4 2.8 2016 2017 2018 2019 2020 2021 2022 $63 $145 $245 $302 $239 $388 $592 2016 2017 2018 2019 2020 2021 2022 Summary of Financials Source: Company data. Note: Revenue was restated retrospectively upon adoption of new revenue recognition guidance on 1/1/18. CAGR defined as the comp ounded annual growth rate. (1) See Appendix for reconciliations of non - GAAP financial measures to their most directly comparable GAAP measures. (2) Calculated as average daily net production during the year divided by the average number of shares outstanding during year. Net Production per Share (2) Adjusted EBITDA (1) ($ in millions) 95% 94% 87% 86% Margin: Capex by Business Segment ($ in millions) (mboe/d per million shares) 82% 79% Water Service and Operations Land and Resource Management 89% $19 $48 $33 $5 $16 $19 0 5 10 15 20 25 30 35 40 45 50 2017 2018 2019 2020 2021 2022

| 15 NYSE: TPL Return of Capital to Shareholders Source: Company data and Bloomberg. Cumulative Return of Capital ($ in millions, except average WTI prices) $10.7 $31.6 $46.6 $201.7 $85.3 $247.3 $34.2 $38.4 $4.3 $19.9 $87.8 $12.7 $18.0 $24.5 $25.2 $25.2 $31.2 $35.6 $44.9 $70.0 $50.9 $201.7 $105.2 $335.1 $79 $95 $94 $98 $93 $49 $43 $51 $65 $57 $39 $68 $95 $(40) $(20) $- $20 $40 $60 $80 $100 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Dividends Share Repurchases Average WTI Price ($/bbl)

| 16 NYSE: TPL An Unmatched Oil and Gas Investment Source: Bloomberg. (1) Based on compounded total shareholder return from January 2013 to December 2022. Sustained Profitability and Pristine Balance Sheet Focus on Return On and Of Capital ETF of the Permian Basin Significant Upside Synergistic Business Segments Performance Through the Cycle Summary Investment Highlights (Composite) WTI Oil S&P Oil & Gas E&P Index 10 - year Average Annual Total Return (1) (3%) (1%) 13% 15% 47%

Appendix

| 18 NYSE: TPL TPL Revenue Streams Through the Life Cycle of a Well Surface and Royalty Ownership Allow Steady Revenue Generation Through the Entire Life Cycle of Oil & Gas Development ■ Infrastructure for oil & gas development Initial Development Phase Drilling and Completion Phase Production Phase Typical Activities TPL Revenue Sources ■ Fixed fee payments for use of TPL’s surface to build infrastructure ■ Sale of materials (caliche) used in the construction of infrastructure ■ Sourced / Treated water volumes (1) ■ Development of gathering, transportation and processing infrastructure ■ Fixed price per barrel for providing brackish groundwater and / or treated produced water ■ Fixed fee payments for the use of TPL’s surface for a variety of midstream infrastructure requirements ■ Significant produced water volumes (gathering, treating and reuse, and disposing back into the ground) ■ Royalty interest on the oil & gas produced ■ Royalty per barrel (injection fee) for allowing saltwater disposal (SWD) on TPL lands Majority of Stable Revenue Streams are Royalty, or Fixed - Fee Payments, with Limited - to - No Capital Expenditure Burden 1 2 = Land and Resource Management = Water Services and Operations 3 (1) Sourced and Treated water is water used for oil and gas development (i.e. drilling and completions).

| 19 NYSE: TPL Well - Positioned Assets Attract Increasing Development Focus Land and Resource Management Source: Company data and Enverus. Note: TPL production growth giving effect to our portfolio of ~23,700 net royalty acres in the Permian Basin as of 12/31/22 as i f it had been owned since 1/1/14. (1) DUCs considered to be all wells awaiting completion. DUC values shown as of period end date. Horizontal wells only. Average Net Production (mboed) Gross DUC Inventory (1) Near - term Royalty Production is Supported by Robust DUC Inventory Held by Well Capitalized E&P Operators 1.7 2.7 3.3 5.1 8.8 13.7 16.2 18.6 21.3 2014 2015 2016 2017 2018 2019 2020 2021 2022 71 107 121 319 362 486 531 452 584 2014 2015 2016 2017 2018 2019 2020 2021 2022

| 20 NYSE: TPL $0 $10 $20 $30 $40 $50 $60 $70 1 626 1,251 1,876 2,501 3,126 3,751 4,376 5,001 5,626 6,251 6,876 7,501 8,126 8,751 9,376 10,001 10,626 11,251 11,876 12,501 13,126 13,751 14,376 15,001 15,626 16,251 16,876 17,501 18,126 18,751 19,376 Wellhead PV - 10 Breakeven ($/bbl) 0% 20% 40% 60% 80% 100% 120% 1 626 1,251 1,876 2,501 3,126 3,751 4,376 5,001 5,626 6,251 6,876 7,501 8,126 8,751 9,376 10,001 10,626 11,251 11,876 12,501 13,126 13,751 14,376 15,001 15,626 16,251 16,876 17,501 18,126 18,751 19,376 Wellhead BTax IRR Significant Undeveloped Resource in Core Areas Land and Resource Management TPL Inventory by Breakeven to Working Interest Operator TPL Inventory by IRR to Working Interest Operator (2) Source: Company data and Enverus. Note: Enverus assumes no differential for oil and NGL, a $0.70 differential for gas, and NGL pricing at 25% of WTI. Excluding areas to be considered outside of basin. Excludes DUCs and Permits. Not showing locations with negative IRRs. (1) Based on total inventory with a breakeven oil price less than $40/bbl divided by FY 2022 net spuds. (2) IRRs calculated at a flat price of $55.00/bbl and $2.75/mcf of oil and gas, respectively. Northern Delaware Southeast Delaware Southwest Delaware Midland ~14 years of inventory life based on FY 2022 average net spud rate with breakevens under $40/ bbl (1) ~14 years of inventory life based on FY 2022 average net spud rate with IRRs of greater than 38% Drilling locations Drilling locations 0 1,891 3,781 5,672 7,562 9,453 11,343 13,234 15,124 17,015 18,905 0 1,891 3,781 5,672 7,562 9,453 11,343 13,234 15,124 17,015 18,905

Summary of Highest-Visibility Inventory
Land and Resource Management

100% NRI Permitted Wells	100% NRI DUC Wells	100% NRI Completed Wells
~78% of Permits are drilled within 6 months(1) ~89% of Permits are drilled within 12 months(1)	~36% of DUCs are completed within 6 months(2) ~91% of DUCs are completed within 12 months(2)	~98% of Completed Wells are listed as producing within ~1 month(3)



NRI by Operator
Permitted Wells: 5.0
3%
5%
37%
7%
6%
6%
8%
28%
DUC Wells(4): 7.4
11%
7%
11%
3%
8%
12%
15%
33%
Completed Wells: 2.3
1%
4%
18%
10%
11%
7%
7%
42%
ExxonMobil
eog resources
OXY
ConocoPhillips
devon
COTERRA
Chevron
Other
NRI by Region
Permitted Wells: 5.0
7%
73%
20%
DUC Wells(4): 7.4
1%
1%
61%
30%
7%
Completed Wells: 2.3
5%
59%
30%
9%
Northern Delaware
Midland
Southeast Delaware
Southwest Delaware
Other

Highest-Visibility Inventory with Top Operators Validates TPL's Near-Term Production Outlook

Source: Company data and Enverus.
Note: Permian Basin horizontal locations as of 12/31/22.
(1) Permitted well conversion rate based on wells permitted from 1/1/21 through 12/31/21 and then drilled through 12/31/22.
(2) DUC well conversion rate based on wells drilled from 1/1/21 through 12/31/21 and then completed through 12/31/22.
(3) Completed well conversion rates based on wells completed between 1/1/21 and 12/31/21.
(4) DUCs considered to be all wells awaiting completion.

NYSE: TPL 21

| 22 NYSE: TPL Summary of Full Inventory Land and Resource Management Undeveloped Gross Locations Source: Company data and Enverus. Note: Permian Basin horizontal locations only, shown on a gross location basis. 1,943 vertical wells excluded. Other areas inclu de Eastern Shelf, Western Delaware, and Central Basin Platform. Proved developed locations inclusive of PDP locations and com ple ted locations. (1) Calculated as 100% Net Royalty Acres divided by DSU Acres. (2) Net royalty acres defined as gross royalty acres (533,260) multiplied by the average royalty per acre (4.4%). (3) As of 12/31/22 per Enverus. DUCs considered to be all wells awaiting completion. (4) Gross undeveloped resource is based on average EUR for each sub - region multiplied by the total location count in the sub - reg ion grossed up by weighted average lateral length for region compared to Enverus type curve, which is normalized to 7,500’ ft . w ell. Additional volumes from vertical wells not captured in gross undeveloped resource. Established Production Base Grounded in Conservative Assumptions High Near - Term Cash Flow Outstanding Organic Resource (1) (2) (3) (4) Total Gross Locations

Royalty Key Terms
Land and Resource Management

Focus Area[(1)]	Gross Royalty Acres	Net Royalty Acres	Average Royalty	Gross DSU Acres	Implied Average Net Revenue Interest per Well
Northern Delaware	155,364	9,206	5.9%	399,860	2.3%
Southeast Delaware	34,285	2,126	6.2%	101,993	2.1%
Southwest Delaware	81,795	5,112	6.2%	168,459	3.0%
Delaware	**271,444**	**16,444**	**6.1%**	**670,312**	**2.4%**
Midland	**150,888**	**2,640**	**1.7%**	**499,709**	**0.5%**
Other	110,928	4,631	4.2%	258,617	1.8%
Total	**533,260**	**23,715**	**4.4%**	**1,428,638**	**1.7%**

	Description	How's It Calculated
Gross Royalty Acres	An undivided ownership of the oil, gas, and minerals underneath one acre of land	Total Texas Pacific Land Corporation acreage 533,260
Net Royalty Acres (Normalized to 1/8)	Gross Royalty Acres standardized to 12.5% (or 1/8) oil and gas lease royalty	Gross Royalty Acres * Avg. royalty / (1/8) 189,720 = 533,260 * 4.4% / (1/8)
Net Royalty Acres	Gross Royalty Acres standardized on a 100% (or 8/8) oil and gas lease royalty basis	Gross Royalty Acres * Avg. royalty 23,715 = 533,260 * 4.4%
Drilling Spacing Units ("DSUs")	Areas designated in a spacing order or unit designation as a unit and within which operators drill wellbores to develop our oil and natural gas rights	Total number of gross DSU acres 1,428,638
Implied Average Net Revenue Interest per Well	Number of 100% oil and gas lease royalty acres per gross DSU acre	Net Royalty Acres / Gross DSU Acres 1.7% = 23,715 / 1,428,638

Source: Company data and Enverus.
Note: Other areas include Eastern Shelf, Western Delaware, and Central Basin Platform.
(1) Excluding acres which are considered to be outside of the Permian Basin.

NYSE: TPL 23

| 24 NYSE: TPL | 24 NYSE: TPL Historical Financial Summary Source: Company data. Note: Numbers may not foot due to immaterial rounding.

| 25 NYSE: TPL | 25 NYSE: TPL Non - GAAP Reconciliations Source: Company data. Note: Numbers may not foot due to immaterial rounding. (1) Land swap of ~$22 million in 4Q19, and sale to WPX in 1Q19 of ~$100 million. (2) Sale of nonparticipating perpetual oil and gas royalty interest in approximately 812 net royalty acres (1/8th interest) of ~ $19 million (3) Costs related to proxy contest to elect a new Trustee, settlement agreement and corporate reorganization. (4) Excludes land sales deemed significant and sales of oil and gas royalty interests.

1700 Pacific Avenue, Suite 2900 Dallas, Texas 75201 www.texaspacific.com Texas Pacific Land Corporation